UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2011

THE LUBRIZOL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-5263	34-0367600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 9, 2011, Berkshire Hathaway Inc., Ohio Merger Sub, Inc., and The Lubrizol Corporation (the “Company”) executed an amendment (the “Amendment”) to their previously reported Agreement and Plan of Merger, dated as of March 13, 2011 (the “Merger Agreement”).

The Amendment amends Section 8.1(b)(i) of the Merger Agreement to extend the outside date from October 14, 2011 to December 31, 2011 in a situation where all closing conditions, other than the receipt of all required regulatory approvals, have been fulfilled or are capable of being fulfilled as of September 15, 2011. The parties did not amend the Merger Agreement in any other respect. The Company continues to expect the closing to occur during the third quarter of this year, but, at the Company’s request, this extension was agreed to in order to provide additional time for such approvals in the event it is needed.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Forward-Looking Statements

Forward-looking statements are subject to uncertainties and factors relating to Lubrizol’s operations and business environment that are difficult to predict and may be beyond the control of Lubrizol. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by forward-looking statements. Uncertainties and risk factors that could affect the future performance of Lubrizol and cause results to differ from the forward-looking statements in this release include, but are not limited to, Lubrizol’s ability to manage margins in an environment of volatile raw material costs; conditions affecting Lubrizol’s customers, suppliers and the industries that it serves; competitors’ responses to Lubrizol’s products; changes in accounting, tax or regulatory practices or requirements; uncertainties associated with the proposed acquisition of Lubrizol by Berkshire Hathaway, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction; and other factors that are set forth in management’s discussion and analysis of Lubrizol’s most recently filed reports with the Securities and Exchange Commission. The forward-looking statements contained herein represent Lubrizol’s judgment as of the date of this release and Lubrizol cautions readers not to place undue reliance on such statements. Lubrizol assumes no obligations to update the forward-looking statements contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of June 9, 2011, by and among Berkshire Hathaway Inc., Ohio Merger Sub, Inc., and The Lubrizol Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

By:	/s/ Leslie M. Reynolds
Leslie M. Reynolds
Corporate Secretary and Counsel

Date: June 13, 2011

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of June 9, 2011, by and among Berkshire Hathaway Inc., Ohio Merger Sub, Inc., and The Lubrizol Corporation